EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS SECOND QUARTER 2014 RESULTS
Services revenue up 22%, Average bill rates reach all-time high

SAINT LOUIS (July 31, 2014) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), a leading information technology and management consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended June 30, 2014.

Financial Highlights

For the quarter ended June 30, 2014:
·	Revenue increased 24% to $116.7 million from $94.2 million for the second quarter 2013;
·	Services revenue increased 22% to $98.3 million from $80.4 million for the second quarter 2013;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.33 from $0.28 for the second quarter 2013;

·	Earnings per share results on a fully diluted basis increased to $0.19 from $0.14 for the second quarter 2013;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $18.8 million from $14.5 million for the second quarter 2013;
·	Net income increased 40% to $6.4 million from $4.6 million for the second quarter 2013; and
·	Perficient repurchased 322,000 shares of its common stock at a cost of $5.7 million.

"Solid services delivery, coupled with strong software sales, enabled Perficient to exceed revenue estimates for the quarter," said Jeffrey Davis, chief executive officer and president. "We continue to focus on scaling the business by expanding the breadth of our services and the depth of our expertise."

"Services margins were up 90 basis points and we expect additional margin improvement in the second half of 2014," said Paul Martin, chief financial officer. "As our influence and impact at the world's leading enterprises grows, we're able to realize billing rates commensurate with the increased value our customers place on those services."

Other Highlights
Among other recent achievements, Perficient:

·
Announced the acquisition of the IBM Smarter Commerce division of Trifecta Technologies on May 8, 2014, an $8 million annual services revenue business focused entirely on IBM WebSphere Commerce solutions. The acquisition expands Perficient's IBM commerce practice and brings extensive experience and intellectual property assets in the implementation, integration, migration, and hosting of IBM commerce solutions;

·
Announced a broad and multi-faceted, mutually beneficial partnership with the St. Louis Rams professional football team. Perficient will receive marketing and corporate engagement opportunities, while the Rams will leverage Perficient's deep technology solutions and application development expertise to improve football operations;

·
For the second consecutive year, was awarded both the Microsoft East Region NSI Partner of the Year and the Central Region Enterprise Office 365 Partner of the Year awards. Additionally, Perficient was declared the West Region Compete Partner of the Year. These accolades highlight Perficient's capabilities in, and successful implementations of, Microsoft technology solutions;

·
Was awarded the Highest Achiever Award at IBM Digital Experience 2014. The award was presented to the IBM business partner who drove the greatest amount of transactional revenue in 2013. Perficient saw over 700% year-to-year growth in new license sales and the highest total revenue from the IBM Exceptional Web Experience family of products in North America by a factor of three;

·
Was named a Top Workplace by both the St. Louis Post-Dispatch and Denver Post. Perficient was honored for its entrepreneurial spirit, expertise with cutting-edge technologies, and strong reputation in the technology consulting industry; and

·
Added new customer relationships and follow-up projects with leading companies including: Bass Pro Shops, Canon, Federated Co-operatives Limited, Florida Blue, Health Care Service Corporation, Hospital Corporation of America, IMMI, Jules Bordet Institute, NRG Energy, SSA Marine, University of Colorado, and many others.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See "Safe Harbor Statement" below.

Perficient expects its third quarter 2014 services and software revenue, including reimbursed expenses, to be in the range of $111.2 million to $120.6 million, comprised of $104.7 million to $110.1 million of revenue from services including reimbursed expenses and $6.5 million to $10.5 million of revenue from sales of software. The midpoint of third quarter 2014 services revenue guidance represents growth of 18% over third quarter 2013 services revenue.

The company is reiterating its full year 2014 revenue guidance to be in the range of $444 million to $464 million and 2014 Adjusted earnings per share guidance range of $1.27 to $1.37.

Conference Call Details
Perficient will host a conference call regarding second quarter 2014 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Second Quarter 2014 Results
WHEN: Thursday, July 31, 2014, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 866-515-2910 (U.S. and Canada) 617-399-5124 (International)
PARTICIPANT PASSCODE: 27967929
REPLAY TIMES: Thursday, July 31, 2014, at 2 p.m. Eastern, through Thursday, August 7, 2014
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 30046165

About Perficient
Perficient is a leading information technology and management consulting firm serving Global 2000® and enterprise customers throughout North America. Perficient's professionals serve clients from a network of offices across North America and three offshore locations, in Eastern Europe, India, and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers and partners, and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market, is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner, a Microsoft National Systems Integrator and Gold Certified Partner, an Oracle Platinum Partner, a Gold Salesforce.com Cloud Alliance Partner, a TeamTIBCO partner, and an EMC Select Services Team Partner. For more information, please visit www.perficient.com.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Revenues
Services	$98,316	$80,414	$186,805	$153,981
Software and hardware	13,913	9,705	18,916	17,549
Reimbursable expenses	4,480	4,048	8,158	7,572
Total revenues	116,709	94,167	213,879	179,102

Cost of revenues
Project personnel costs	59,862	49,408	115,525	96,262
Software and hardware costs	12,393	8,336	16,895	15,552
Reimbursable expenses	4,480	4,048	8,158	7,572
Other project related expenses	886	1,022	1,672	2,022
Stock compensation	1,240	755	2,322	1,582
Total cost of revenues	78,861	63,569	144,572	122,990

Gross margin	37,848	30,598	69,307	56,112

Selling, general and administrative	20,253	16,836	38,823	32,901
Stock compensation	2,180	2,015	4,293	3,821
	15,415	11,747	26,191	19,390

Depreciation	870	719	1,781	1,402
Amortization	3,730	2,018	6,466	3,795
Acquisition costs	1,076	1,439	2,569	1,414
Adjustment to fair value of contingent consideration	(1,677)	33	(1,463)	33
Income from operations	11,416	7,538	16,838	12,746

Net interest expense	(425)	(53)	(593)	(58)
Net other income (expense)	49	(83)	69	(37)
Income before income taxes	11,040	7,402	16,314	12,651
Provision for income taxes	4,653	2,840	6,881	3,966
Net income	$6,387	$4,562	$9,433	$8,685

Basic earnings per share	$0.20	$0.15	$0.30	$0.29
Diluted earnings per share	$0.19	$0.14	$0.29	$0.27

Shares used in computing basic earnings per share	31,564	30,428	31,147	30,360
Shares used in computing diluted earnings per share	33,271	31,768	32,949	31,634

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	June 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$6,632	$7,018
Accounts receivable, net	102,227	78,887
Prepaid expenses	2,589	2,569
Other current assets	9,415	6,759
Total current assets	120,863	95,233
Property and equipment, net	7,974	7,709
Goodwill	235,203	193,510
Intangible assets, net	53,045	25,487
Other non-current assets	3,829	3,810
Total assets	$420,914	$325,749

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$13,088	$7,667
Other current liabilities	34,455	30,298
Total current liabilities	47,543	37,965
Long-term debt	71,000	19,000
Other non-current liabilities	12,969	9,294
Total liabilities	131,512	66,259

Stockholders' equity:
Common stock	43	41
Additional paid-in capital	326,525	297,997
Accumulated other comprehensive loss	(407)	(378)
Treasury stock	(89,073)	(81,051)
Retained earnings	52,314	42,881
Total stockholders' equity	289,402	259,490
Total liabilities and stockholders' equity	$420,914	$325,749

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2014.  Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The "forward-looking" information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2013 and in our quarterly report on Form 10-Q for the quarter ended June 30, 2014 and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
(3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings;
h)	risk of loss of one or more significant software vendors; and
i)	implementation of our new Enterprise Resource Planning system;
(4)    legal liabilities, including intellectual property protection and infringement or personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
(6)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled.  Any changes in fair value are recognized in earnings.  Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share.  Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
GAAP Net Income	$6,387	$4,562	$9,433	$8,685
Additions:
Provision for income taxes	4,653	2,840	6,881	3,966
Amortization	3,730	2,018	6,466	3,795
Acquisition costs	1,076	1,439	2,569	1,414
Adjustment to fair value of contingent consideration	(1,677)	33	(1,463)	33
Stock compensation	3,420	2,770	6,615	5,403
Adjusted Net Income Before Tax	17,589	13,662	30,501	23,296
Adjusted income tax (1)	6,782	4,905	11,651	7,651
Adjusted Net Income	$10,807	$8,757	$18,850	$15,645

GAAP Earnings Per Share (diluted)	$0.19	$0.14	$0.29	$0.27
Adjusted Earnings Per Share (diluted)	$0.33	$0.28	$0.57	$0.50
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	33,271	31,768	32,949	31,634

(1) The estimated adjusted effective tax rate of 38.5% and 35.9% for the three months ended June 30, 2014 and 2013, respectively, and 38.2% and 32.8% for the six months ended  June 30, 2014 and 2013, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
GAAP Net Income	$6,387	$4,562	$9,433	$8,685
Additions:
Provision for income taxes	4,653	2,840	6,881	3,966
Net interest expense	425	53	593	58
Net other expense (income)	(49)	83	(69)	37
Depreciation	870	719	1,781	1,402
Amortization	3,730	2,018	6,466	3,795
Acquisition costs	1,076	1,439	2,569	1,414
Adjustment to fair value of contingent consideration	(1,677)	33	(1,463)	33
Stock compensation	3,420	2,770	6,615	5,403
EBITDAS (1)	$18,835	$14,517	$32,806	$24,793

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.